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                                                               Exhibit 10(q)-1

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                               GUARANTY AGREEMENT



                          Dated as of December 1, 2000



                                       of


                                ENERGYSOUTH, INC.





                                       Re:
                         $55,000,000 Principal Amount of
                  Senior Secured Notes, Series 8.45%, due 2017



================================================================================




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                                TABLE OF CONTENTS


SECTION                                         HEADING                                         PAGE
SECTION 1.  GUARANTY...............................................................................1


SECTION 2.  GUARANTY OF PAYMENT....................................................................2


SECTION 3.  GENERAL PROVISIONS RELATING TO THE GUARANTY............................................2


SECTION 4.  GUARANTOR'S RIGHT TO ASSUME OR EXCHANGE NOTES..........................................6


SECTION 5.  AFFIRMATIVE COVENANTS..................................................................6

       Section 5.1. Compliance with Law............................................................6
       Section 5.2. Insurance......................................................................7
       Section 5.3. Maintenance of Properties......................................................7
       Section 5.4. Payment of Taxes and Claims....................................................7
       Section 5.5. Corporate Existence, etc.......................................................7
       Section 5.6. MGS Storage and the Company....................................................8

SECTION 6.  NEGATIVE COVENANTS.....................................................................8

       Section 6.1. Consolidated Net Worth.........................................................8
       Section 6.2. Fixed Charges Coverage Ratio...................................................8
       Section 6.3. Mergers, Consolidations and Sales of Assets....................................8
       Section 6.4. Repurchase of Notes............................................................9
       Section 6.5. Transactions with Affiliates...................................................9
       Section 6.6. Reports and Rights of Inspection...............................................9

SECTION 7.  INTERPRETATION OF AGREEMENT; DEFINITIONS..............................................13

       Section 7.1. Definitions...................................................................13
       Section 7.2. Accounting Principles.........................................................19
       Section 7.3. Directly or Indirectly........................................................19

SECTION 8.  NOTICES...............................................................................19


SECTION 9.  AMENDMENTS AND MODIFICATIONS; SOLICITATION OF NOTEHOLDERS.............................20


SECTION 10. MISCELLANEOUS.........................................................................20




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
SECTION 11. GOVERNING LAW.........................................................................21


SECTION 12. WAIVER OF JURY TRIAL..................................................................21


Signature.........................................................................................22


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                               GUARANTY AGREEMENT

         GUARANTY AGREEMENT (the "Guaranty") dated as of December 1, 2000 by ENERGYSOUTH, INC., an Alabama corporation (the "Guarantor").


                            RECITALS OF THE GUARANTOR

         A. The Guarantor owns, directly or indirectly, 100% of the outstanding shares of common stock of MGS STORAGE SERVICES, INC., an Alabama corporation ("MGS Storage"). MGS Storage holds a general partnership interest of at least 87.5% in BAY GAS STORAGE COMPANY, LTD., an Alabama limited partnership (the "Company").

          B. The Company has entered into a separate Note Purchase Agreement dated as of December 1, 2000 (individually, a "Note Agreement" and collectively, the "Note Agreements") with each of the institutional investors (the "Purchasers") named in the Note Agreements providing for the sale by the Company to the Purchasers of $55,000,000 in aggregate principal amount of its Senior Secured Notes, Series 8.45%, due 2017 (the "Notes").

          C. The Notes are being sold to finance the development by the Company of a second natural gas storage cavern and related facilities in a salt dome located in McIntosh, Alabama.

          D. The Notes will be issued pursuant to a Trust Indenture and Security Agreement dated as of December 1, 2000 (the "Indenture") between the Company and Regions Bank, as Trustee (the "Trustee").

          E. The Purchasers have required as a condition of their respective purchases of the Notes that the Guarantor enter into this Guaranty as security for the payment of the Notes.

         F. Capitalized terms used herein which are not otherwise defined shall have the meanings assigned in the Indenture.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and to aid the sale of the Notes and to induce the Purchasers, and every future holder of the Notes, to purchase the Notes, it is hereby agreed as follows:

SECTION 1. GUARANTY.

         The Guarantor does hereby irrevocably, absolutely and unconditionally guarantee unto the Trustee under the Indenture for the equal and pro rata benefit of each holder of any Note (collectively, "Noteholders" and individually a "Noteholder") (a) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes),
(b) the full and prompt payment, upon demand



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by the Trustee, of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes, the Note Agreements or the Indenture or in the protection or enforcement of any rights, privileges or liabilities under this Guaranty or in any consultation or action in connection therewith or herewith, and (c) the full and prompt performance of all obligations of the Company under the Indenture, the Notes and the Note Agreements.

SECTION 2. GUARANTY OF PAYMENT.

         This is a guaranty of payment and not of collectibility and the Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note, the Note Agreements or the Indenture be brought against the Company or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The Trustee may, at its option, proceed hereunder against the Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of the Guarantor hereunder shall in no way be affected or impaired by any acceptance by the Trustee of any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Company or any other person to the Trustee or by any failure, delay, neglect or omission by the Trustee to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken or omitted to be taken by the Trustee.

SECTION 3. GENERAL PROVISIONS RELATING TO THE GUARANTY.

         (a) The Guarantor hereby consents and agrees that the Trustee or any Noteholder or Noteholders from time to time, with or without any further notice to or assent from the Guarantor may, without in any manner affecting the liability of the Guarantor under this Guaranty, and upon such terms and conditions as the Trustee or any such Noteholder may deem advisable:

                  (i) extend in whole or in part (by renewal or otherwise), accelerate (in accordance with the terms of the Indenture), modify, change, increase the rate of interest on, compromise, release or extend the duration of the time for the performance or payment of any indebtedness, liability or obligation of the Company or of any other person secondarily or otherwise liable for any indebtedness, liability or obligations of the Company on the Notes, or waive any default with respect thereto, or waive, modify, amend or change any provision of any other instruments; or

                  (ii) accept, sell, release, surrender, modify, impair, exchange or substitute any and all property or other guarantees, of any nature and from whomsoever received, held by, or for the benefit of, the Trustee or any such Noteholder as direct or indirect security for the payment or performance of any indebtedness, liability or obligation of the Company or of any other person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes; or




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                  (iii) settle, adjust or compromise any claim of the Company against any other person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes.

The Guarantor hereby ratifies and confirms any such extension, acceleration, renewal, modification, change, increase, release, extension, waiver, sale, release, surrender, exchange, amendment, impairment, substitution, settlement, adjustment or compromise and agrees that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that the Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

         (b) The Guarantor hereby waives, to the fullest extent permitted by law: (i) notice of acceptance of this Guaranty by the Trustee and the Noteholders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Noteholders upon this Guaranty (it being understood that every indebtedness, liability and obligation described in Section 1 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty); (ii) demand of payment by the Trustee or any Noteholder from the Company or any other person indebted in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (iii) presentment for the payment by any Noteholder or any other person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Guarantor. The obligations of the Guarantor under this Guaranty and the rights of the Trustee to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim, recoupment or termination whatsoever.

         (c) The obligations of the Guarantor hereunder shall be binding upon the Guarantor and its successors and assigns, and shall remain in full force and effect irrespective of:

                  (i) the genuineness, validity or enforceability of the Notes, the Note Agreements, the Indenture or any other instruments relating thereto or any of the terms of any thereof, the continuance of any obligation on the part of the Company or any other person on the Notes, under the Note Agreements or under the Indenture or the power or authority or the lack of power or authority of the Company to issue the Notes or execute and deliver the Note Agreements or the Indenture or to perform any of its obligations thereunder or the existence or continuance of the Company or any other person as a legal entity; or

                  (ii) any default, failure or delay, willful or otherwise, in the performance by the Company or any other person of any obligations of any kind or character whatsoever of the Company or any other person (including, without limitation, the obligations and undertakings of the Company or any other person under the Notes, Note Agreements or the Indenture); or





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                 (iii) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company or any other person or in respect of the property of the Company or any other person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Company or any other person; or

                  (iv) impossibility or illegality of performance on the part of the Company or any other person of its obligations under the Notes, the Note Agreements, the Indenture or any other instruments; or

                  (v) in respect of the Company or any person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other person and whether or not of the kind hereinbefore specified, including a breach or default under any of the Collateral Agreements; or

                  (vi) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any person, or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any person, or against any sums payable under this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

                  (vii) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, the Note Agreements, the Indenture or any instrument relating thereto; or

                  (viii) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to the Guarantor of failure of the Company or any other person to keep and perform any obligation, covenant or agreement under the terms of the Notes, the Note Agreements or the Indenture, or failure to resort for payment to the Company or to any other person or to any other guaranty or to any property, security, liens or other rights or remedies; or



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                  (ix) the acceptance of any additional security or other
         guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, the Note Agreements or the Indenture, or the sale, release, substitution or exchange of any security for the Notes, including without limitation, the release of collateral under the Indenture; or

                  (x) any defense whatsoever that the Company or any other Person might have to the payment of any of the Notes or to the performance or observance of any of the provisions of the Note Agreements or the Indenture, whether through the satisfaction or purported satisfaction by the Company or any other person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

                  (xi) any act or failure to act with regard to the Notes, the Note Agreements or the Indenture or anything which might vary the risk of the Guarantor; or

                  (xii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of the obligations of the Guarantor under this Guaranty;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty that the obligations of the Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes, the Note Agreements and the Indenture provided, at the place specified in and all in the manner and with the effect provided in the Notes, the Note Agreements and the Indenture, as amended or modified from time to time.

         (d) The Guarantor agrees that to the extent the Company or any other person makes any payment of any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the obligations of the Guarantor hereunder, as if said payment had not been made. The liability of the Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to the Trustee or any Noteholder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any Person.

         (e) The Trustee shall not be under any obligation (i) to marshall any assets in favor of the Guarantor or in payment of any or all of the liabilities of the Company under or in respect of



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the Notes or the obligations of the Guarantor hereunder or (ii) to pursue any other remedy that the Guarantor may or may not be able to pursue itself and that may lighten the Guarantor's burden, any right to which the Guarantor hereby expressly waives to the fullest extent permitted by law.

         (f) The obligations of the Guarantor under this Guaranty rank pari passu in right of payment with all other Indebtedness (actual or contingent) of the Guarantor which is not secured or the subject of any statutory trust or preference or which is not expressly subordinated in right of payment to any other Indebtedness.

         (g) To the extent of any payments made under this Guaranty, the Guarantor making such payment shall be subrogated to the rights of the Noteholder upon whose Note such payment was made, but the Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any Noteholder for which full payment has not been made or provided for and, to that end, the Guarantor agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by the Guarantor in accordance with the provisions of this Guaranty unless and until all of the Notes and all other sums due and payable under the Notes, Note Agreements and the Indenture have been fully paid and discharged.

SECTION 4. GUARANTOR'S RIGHT TO ASSUME OR EXCHANGE NOTES.

         The Guarantor acknowledges that pursuant to the provisions of Article Eleven of the Indenture, the Guarantor is granted the option so long as no Guarantor Event of Default shall have occurred which shall then be continuing and the Guarantor complies with certain conditions set forth in Article Eleven, to either (a) assume and become the sole obligor under the Notes, or (b) exchange the Notes for notes of the Guarantor with the same payment provisions contained in the Notes, in the event that either:

                  (i) the Company shall, in an instrument in writing delivered to the Trustee and each Noteholder, determine in good faith that the gas storage or gas transportation operations of the Facility have become permanently uneconomic, or

                  (ii) an Event of Default shall occur under the Indenture and shall then be continuing.

Whether or not the Guarantor shall exercise the aforesaid option, this Guaranty shall continue to remain in full force and effect.

SECTION 5. AFFIRMATIVE COVENANTS.

         The Guarantor covenants that so long as any of the Notes are outstanding:

         Section 5.1. Compliance with Law. The Guarantor will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and




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maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 5.2. Insurance. The Guarantor will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         Section 5.3. Maintenance of Properties. The Guarantor will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Guarantor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 5.4. Payment of Taxes and Claims. The Guarantor will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Guarantor or any Subsidiary, provided that neither the Guarantor nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Guarantor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Guarantor or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Guarantor or such Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 5.5. Corporate Existence, etc. The Guarantor will at all times preserve and keep in full force and effect its corporate existence. Subject to
SECTION 6.3, the Guarantor will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Guarantor or a Subsidiary) and all rights and franchises of the Guarantor and its Subsidiaries unless, in the good faith judgment of the Guarantor, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.



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         Section 5.6. MGS Storage and the Company. The Guarantor will cause MGS
Storage at all times to be the General Partner of the Company and to be a Wholly-owned Subsidiary. The Guarantor will cause the Company at all times to be its Subsidiary.

SECTION 6. NEGATIVE COVENANTS.

         Section 6.1. Consolidated Net Worth. The Guarantor will not at any time permit Consolidated Net Worth to be less than $45,000,000.

         Section 6.2. Fixed Charges Coverage Ratio. The Guarantor will not at any time permit the Fixed Charges Coverage Ratio for each period of four consecutive fiscal quarters ended December 31, 2000 and thereafter to be less than 2.00 to 1.00.

         Section 6.3. Mergers, Consolidations and Sales of Assets. (a) The Guarantor will not, and will not permit any Subsidiary to, (i) consolidate with or be a party to a merger with any other corporation or (ii) sell, lease or otherwise dispose of all or any substantial part (as defined in paragraph (b) of this SECTION 6.3) of the assets of the Guarantor and its Subsidiaries (for purposes of the restrictions contained in this SECTION 6.3, the direct issuance and sale by a Subsidiary of any of its stock (including as "stock" any warrants, rights or options to acquire, or securities exchangeable for, its stock) or if the Subsidiary is not a corporation, any equity interest of such Subsidiary to a Person other than the Guarantor or another Subsidiary shall be deemed to be a sale of assets of the Guarantor and its Subsidiaries and subject to such restrictions); provided, however, that:

                  (1) any Subsidiary may merge or consolidate with or into the Guarantor or any other Subsidiary so long as in any merger or consolidation involving the Guarantor, the Guarantor shall be the surviving or continuing corporation;

                  (2) the Guarantor may consolidate or merge with any other corporation or sell all or substantially all of its assets provided that: (A) the surviving or continuing entity (if it is not the Guarantor) or the Person to which such assets are transferred (x) is organized and existing under the laws of the United States or any state thereof, (y) concurrently with the consummation of such merger, consolidation or transfer of assets assumes in writing all rights and obligations of the Guarantor under this Guaranty, including the obligations to observe the covenants hereunder, and delivers a copy thereof to the Trustee and the holders of all Notes then outstanding,
         (z) shall have caused to be delivered to the Trustee and the holders of all Notes then outstanding an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that the instrument of assumption is enforceable in accordance with its terms; and (B) at the time of such consolidation, merger or transfer of assets and after giving effect thereto no Default or Event of Default shall have occurred and be continuing;

                  (3) any Subsidiary may sell, lease or otherwise dispose of all or any substantial part of its assets to the Guarantor or a Wholly-owned Subsidiary; and


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


                  (4) the foregoing provisions of paragraph (a) of this SECTION
         6.3 shall not in any way limit or restrict the sales, transfers or other dispositions permitted in paragraph (c) of this SECTION 6.3.

         (b) As used in this SECTION 6.3, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of the Guarantor and its Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Guarantor and its Subsidiaries (other than in the ordinary course of business) during the 12-month period ending with the date of such sale, lease or other disposition, exceeds 10% of Tangible Assets, determined as of the end of the immediately preceding fiscal year; provided, however, that assets shall not be deemed to be sold, leased or otherwise disposed of for purposes of making the computations required by the preceding provisions of this SECTION 6.3 for any sales, transfers or dispositions permitted pursuant to paragraph (c) of this SECTION 6.3.

         (c) Notwithstanding any of the foregoing provisions of this SECTION 6.3 to the contrary, but subject to compliance by the Company with SECTION 3.04 of the Indenture, the Guarantor and its Subsidiaries may at any time sell, transfer or otherwise dispose of Partnership Interests (as defined in the Company Partnership Agreement) in the Company, provided, that after giving effect thereto the Guarantor and its Subsidiaries shall own at least 51% of the Partnership Interests in the Company and shall be in compliance with SECTION 5.6.

         Section 6.4. Repurchase of Notes. Neither the Guarantor nor any Subsidiary or Affiliate, directly or indirectly, may repurchase or make any offer to repurchase any Notes unless an offer has been made to repurchase Notes, pro rata, from all holders of the Notes at the same time and upon the same terms. In case the Guarantor repurchases or otherwise acquires any Notes, such Notes shall immediately thereafter be cancelled and no Notes shall be issued in substitution therefor.

         Section 6.5. Transactions with Affiliates. The Guarantor will not, and will not permit any Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate) whether or not in the ordinary course of business, except upon fair and reasonable terms no less favorable to the Guarantor or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate, provided that there shall be excluded from the foregoing restriction contained in this SECTION 6.5 all management and executive benefits, compensation and agreements approved in good faith by the Board of Directors of the Guarantor and disclosed by the Guarantor to regulatory authorities to the extent required by applicable law.

         Section 6.6. Reports and Rights of Inspection. The Guarantor will furnish (in duplicate if requested) to each Institutional Holder of the Notes then outstanding:

                  (a) Quarterly Statements. As soon as available and in any event within 45 days after each of the first, second and third quarterly accounting periods in each fiscal year of the Guarantor, copies of consolidated and consolidating balance sheets of the Guarantor and its Subsidiaries as of the end of such quarterly accounting period and



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

         consolidated and consolidating statements of income and of cash flows of the Guarantor and its Subsidiaries for the portion of such fiscal year ended with the last day of such quarterly accounting period, all in reasonable detail, prepared in accordance with GAAP, and stating in comparative form the consolidated and consolidating figures for the corresponding date and period in the previous fiscal year and prepared and certified as complete and correct by the principal financial officer or Treasurer of the Guarantor, subject, however, to year-end audit adjustments.

                  (b) Annual Statements. As soon as available and in any event within 90 days after the end of each fiscal year of the Guarantor,

                           (i) copies of consolidated and consolidating balance
                  sheets of the Guarantor and its Subsidiaries as of the end of such fiscal year, consolidated and consolidating statements of income, common stockholders' equity and cash flows of the Guarantor and its Subsidiaries for such fiscal year, all in reasonable detail, prepared in accordance with GAAP, and in each case setting forth in comparative form the consolidated and consolidating figures as of the end of and for the previous fiscal year and accompanied by a report thereon of a firm of independent public accountants of recognized national standing selected by the Guarantor to the effect that the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Guarantor and its Subsidiaries as of the end of the fiscal year being reported on and the consolidated results of the operations and cash flows for said year in conformity with generally accepted accounting principles and that the audit of such financial statements by such accountants has been conducted in accordance with generally accepted auditing standards, and

                           (ii) a report of such independent public accountants
                  with respect to the financial statements specified in the foregoing clause (i) stating that in making the examination necessary for their report on such financial statements such accountants have obtained no knowledge of any Default or Event of Default in the performance of any covenants under the Indenture or the Guaranty, or, if they shall have obtained knowledge of any such Default or Event of Default, specifying the same and the nature thereof;

                  (c) Officer's Certificates. Concurrently with furnishing the above financial statements in paragraphs (a) and (b) above, a certificate of the principal financial officer or Treasurer of the Guarantor setting forth: (i) the information and computations (in sufficient detail) required in order to establish whether the Guarantor was in compliance with the requirements of SECTIONS 6.1 through 6.5 at the end of the period covered by the financial statements then being furnished, and (ii) whether there existed as of the date of such financial statements and whether, to the best of the knowledge of the signer of such certificate, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default under the Indenture or, if there shall be any such Default or Event of Default, specifying the same, and the nature thereof, of which the signer of such certificate may have knowledge;

                  (d) Notice of Default. As promptly as practicable (but in any event not later than 15 days) after any Responsible Officer of the Guarantor obtains knowledge of the occurrence of any Event of Default which has not been remedied under the Indenture, a certificate of the President or any Vice President of the Guarantor describing the same and stating the date of commencement thereof, what action the Guarantor proposes to take with respect thereto and the estimated date when the same will be remedied;

                  (e) Audit Reports. Promptly after the receipt thereof by the Guarantor, copies of any audits submitted to the Guarantor or any of its Subsidiaries by independent accountants in connection with each annual, special or interim audit of the accounts of the Guarantor or any of its Subsidiaries made by such accountants, together with copies of any reports, schedules and other information furnished to the Board of Directors of the Guarantor by such accountants in connection therewith;

                  (f) SEC and Other Reports. Promptly after the same are available, copies of all such proxy statements, financial statements and reports as the Guarantor or any of its Subsidiaries shall send or make available generally to its stockholders (other than any such statement or report of a Subsidiary made available solely to the Guarantor), and copies of all such regular and periodic reports as the Guarantor or any subsidiary may be required to file with the Securities and Exchange Commission or any similar or corresponding governmental commission, department or agency substituted therefor, or with any securities exchange;

                  (g) List of ERISA Plans. Promptly after request by any Institutional Holder of any of the Notes, or by any prospective purchaser of any of the Notes from any Institutional Holder, a list identifying all employee benefit plans with respect to which the Company, the Guarantor or any other party obligated to pay the Notes is a party in interest within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or any rule or regulation issued thereunder; and

                  (h) Requested Information. Such other information relating to the financial condition of the Guarantor and its Subsidiaries (if any) as any Purchaser or an Institutional Holder may from time to time reasonably request.

         Without limiting the foregoing, the Guarantor will permit the representatives of each holder of the Notes that is an Institutional Holder:

                  (x) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Guarantor, to visit the principal executive office of the Guarantor, to discuss the affairs, finances and accounts of the Guarantor and its Subsidiaries with the Guarantor's officers, and (with the consent of the Guarantor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Guarantor, which consent will not be unreasonably withheld) to visit the other offices and properties of the Guarantor and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                   (y) Default -- if a Default or Event of Default then exists, at the expense of the Guarantor to visit and inspect any of the offices or properties of the Guarantor or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Guarantor authorizes said accountants to discuss the affairs, finances and accounts of the Guarantor and its Subsidiaries), all at such times and as often as may be requested.

         Section 6.7. Confidentiality. For the purposes of this SECTION 6.7, "Confidential Information" means information delivered to any Noteholder by or on behalf of the Guarantor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Guaranty that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Noteholder as being confidential information of the Guarantor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Noteholder prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Noteholder or any person acting on such Noteholder's behalf, (c) otherwise becomes known to such Noteholder other than through disclosure by the Guarantor or any Subsidiary or (d) constitutes financial statements delivered to such Noteholder that are otherwise publicly available. Each Noteholder agrees, severally and not jointly and severally, to maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Noteholder in good faith to protect confidential information of third parties delivered to such Noteholder, provided that such Noteholder may deliver or disclose Confidential Information to (i) such Noteholder's directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Noteholder's Notes), (ii) such Noteholder's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this SECTION 6.7, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Noteholder sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this SECTION 6.7), (v) any Person from which such Noteholder offers to purchase any security of the Guarantor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this SECTION 6.7), (vi) any federal or state regulatory authority having jurisdiction over such Noteholder, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Noteholder's investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Noteholder, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Noteholder is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Noteholder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Noteholder's Notes and this Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this SECTION 6.7 as though it were a party to this Guaranty. On reasonable request by the Guarantor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Guaranty or requested by such holder, such holder will enter into an agreement with the Guarantor embodying the provisions of this SECTION 6.7.

SECTION 7. INTERPRETATION OF AGREEMENT; DEFINITIONS.

         Section 7.1. Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

         "Additional Cavities" shall mean storage cavities in addition to the first and second storage cavity that may be developed for the storage of natural gas pursuant to the Development Agreement.

         "Affiliate" shall mean any Person (other than a Subsidiary) (a) which directly or indirectly through one or more intermediaries (including but not limited to, all directors and officers of such Person) controls, or is controlled by, or is under common control with, the Guarantor, (b) which beneficially owns or holds 5% or more of any class of the Voting Equity of the Guarantor or (c) 5% or more of the Voting Equity (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Guarantor or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Equity or equity interest, by contract or otherwise.

         "Capitalized Lease" shall mean any lease the obligation for Rentals with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

         "Capitalized Rentals" of any Person shall mean as of the date of any determination thereof the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Company" shall mean Bay Gas Storage Company, Ltd., an Alabama limited partnership.

         "Company Partnership Agreement" shall mean the Limited Partnership Agreement dated December 5, 1991 between MGS Storage, as General Partner, and MGS Energy, as Limited Partner, as amended from time to time.

         "Consolidated Fixed Charges" for any period shall mean the sum of the charges described in the following three clauses determined on a consolidated basis, without duplication, after eliminating charges attributable to outstanding Minority Interests: (a) all Rentals (other than Rentals on Capitalized Leases) payable during such period by the Guarantor and its Subsidiaries,

(b) all Interest Charges on all Indebtedness (including the interest component of Rentals on Capitalized Leases) of the Guarantor and its Subsidiaries plus all capitalized interest charges incurred by the Guarantor and its Subsidiaries in connection with the financing of the development of one or more of the Additional Cavities, and (c) dividends payable on preferred stock of the Guarantor and its Subsidiaries for such period.

         "Consolidated Net Income" for any period shall mean the gross revenues of the Guarantor and its Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

                  (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

                  (b) the proceeds of any life insurance policy;

                  (c) net earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary;

                  (d) net earnings and losses of any corporation (other than a Subsidiary), substantially all the assets of which have been acquired in any manner by the Guarantor or any Subsidiary, realized by such corporation prior to the date of such acquisition;

                  (e) net earnings and losses of any corporation (other than a Subsidiary) with which the Guarantor or a Subsidiary shall have consolidated or which shall have merged into or with the Guarantor or a Subsidiary prior to the date of such consolidation or merger;

                  (f) net earnings of any business entity (other than a Subsidiary) in which the Guarantor or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Guarantor or such Subsidiary in the form of cash distributions;

                  (g) any portion of the net earnings of any Subsidiary which by reason of law, regulation or agreement is unavailable for payment of dividends to the Guarantor or any other Subsidiary;

                  (h) earnings resulting from any reappraisal, revaluation or write-up of assets;

                  (i) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

                  (j) any gain arising from the acquisition of any Securities of the Guarantor or any Subsidiary; and

                  (k) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period.

         "Consolidated Net Income Available for Fixed Charges" for any period shall mean the sum of (a) Consolidated Net Income during such period plus (to the extent deducted in determining Consolidated Net Income), (b) all provisions for any Federal, state or other income taxes made by the Guarantor and its Subsidiaries during such period, (c) Consolidated Fixed Charges of the Guarantor and its Subsidiaries during such period and (d) any make-whole premium paid in connection with the prepayment on the date of Closing of the Company's Series 8.19% Senior Secured Notes due 2014.

         "Consolidated Net Worth" means, at any time:

                  (a) the sum of (i) the par value (or value stated on the books of the corporation) of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) of the Guarantor and its Subsidiaries plus (ii) the amount of the paid-in capital and retained earnings of the Guarantor and its Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Guarantor and its Subsidiaries as of such time prepared in accordance with GAAP, minus

                  (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

         "Development Agreement" shall mean the Cavity Development and Storage Agreement between Olin Corporation and the Company dated January 14, 1992 and as amended from time to time.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "Event of Default" shall have the meaning set forth in Section 7.01 of the Indenture.

         "Facility" shall have the meaning set forth in the Indenture.

         "Fixed Charges Coverage Ratio" shall mean the ratio of (a) Consolidated Net Income Available for Fixed Charges for a period of four consecutive fiscal quarters to (b) Consolidated Fixed Charges for such period.

         "GAAP" shall mean generally accepted accounting principles at the time in the United States.

         "Guaranties" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing (whether by reason of being a general partner of a partnership or otherwise) any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, (ii) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (c) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (d) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Guaranty, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

         "Guarantor" shall mean EnergySouth, Inc.

         "Indebtedness" of any Person shall mean and include all obligations of such Person (other than trade payables, accrued expenses, deferred taxes and income taxes) which in accordance with GAAP shall be classified upon a balance sheet of such Person as indebtedness of such Person (including without limitation, all current maturities of long term indebtedness), and in any event shall include (whether or not characterized by GAAP as indebtedness) all (a) obligations of such Person for borrowed money or which has been incurred in connection with the acquisition of property or assets, (b) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (c) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (d) Capitalized Rentals and (e) Guaranties of obligations of others of the character referred to in this definition.

         "Indenture" shall have the meaning set forth in Paragraph D of the Recitals.

         "Institutional Holder" shall mean any insurance company, bank, savings and loan association, trust company, investment company, charitable foundation, employee benefit plan (as defined in ERISA) or other institutional investor or financial institution.

         "Interest Charges" for any period shall mean all interest expense on any particular Indebtedness as determined in accordance with GAAP.

         "Investment" shall mean any direct or indirect purchase or other acquisition of stock or other securities of or any partnership interest in any other Person, any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by such Person to any other Person, including all Indebtedness and accounts receivable from such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business, and any direct or indirect purchase or acquisition by such Person of any assets other than assets used in the ordinary course of business.

         "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property. For the purposes of this Guaranty, the Guarantor or a Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

         "MGS Storage" shall mean MGS Storage Services, Inc.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Guarantor and its Subsidiaries taken as a whole, or (b) the ability of the Guarantor to perform its obligations under this Guaranty and the ability of the Company to perform its obligations under the Indenture, the Note Agreements and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

         "Minority Interests" shall mean any of the following which are not owned by the Guarantor and/or one or more of its Subsidiaries: (a) any shares of stock of any class of a Subsidiary (other than directors' qualifying shares as required by law), or (b) if a Subsidiary is not a corporation, any equity interest of such Subsidiary. Minority Interests shall be valued (i) by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, (ii) by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock, and (iii) if the Subsidiary is not a corporation, by valuing Minority Interests constituting equity interest at the book value applicable thereto, such book value being determined by subtracting total liabilities of the Subsidiary from its total assets.

         "Note Agreement" and "Note Agreements" shall have the respective meanings set forth in Paragraph B of the Recitals.

         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         "Purchasers" shall have the meaning set forth in Paragraph B of the Recitals.

         "Rentals" shall mean and include as of the date of any determination thereof the sum of (a) all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Guarantor or a Subsidiary, as lessee or sublessee under a lease of real or personal property, having a remaining term in excess of one year from the end of the lessor's most recently completed fiscal year, plus (b) all amounts required to be paid under a lease with such a remaining term by the Guarantor or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, ordinary repairs, insurance, taxes, assessments and similar charges to the extent such amounts are payable to the lessor or a Person designated by the lessor. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

         "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         "Subsidiary" shall mean any Person (a) which is organized under the laws of the United States or any State thereof, Canada or any province thereof or the Commonwealth of Puerto Rico; (b) which conducts substantially all of its business and has substantially all of its assets within the United States, Canada or the Commonwealth of Puerto Rico; and (c) of which (i) if such Person is a corporation, at least 51% (by number of votes) of the Voting Equity is beneficially owned, directly or indirectly, by the Guarantor and/or one or more Wholly-owned Subsidiaries, or (ii) if such Person is a partnership, at least 51% of the partnership interests of the partnership including the interest of the general partner is owned or controlled by the Guarantor and/or one or more Wholly-owned Subsidiaries or (iii) if such Person is any other business entity, at least 51% of the voting power of the securities entitled to elect a majority of the managers, directors or other Persons performing similar functions is owned or controlled by the Guarantor and/or one or more Wholly-owned Subsidiaries.

         "Tangible Assets" shall mean as of the date of any determination thereof the total amount of all assets of the Guarantor and its Subsidiaries (less depreciation, depletion and other properly deductible valuation reserves) after deducting good will, patents, trade names, trade marks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets other than prepaid insurance and prepaid taxes, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "intangible assets" in accordance with GAAP.

         "Trustee" shall have the meaning set forth in Paragraph D of the Recitals.

         "Voting Equity" shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         "Wholly-owned Subsidiary" shall mean any Subsidiary of which all of the equity interests (except director's qualifying shares) and voting interests and all Indebtedness, shall be owned by the Guarantor and/or one or more of its Wholly-owned Subsidiaries.

         Section 7.2. Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Guaranty, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Guaranty.

         Section 7.3. Directly or Indirectly. Where any provision in this Guaranty refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

SECTION 8. NOTICES.

         All communications provided for herein shall be in writing, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication at the addresses set forth below, or to such other address as such person may designate to the other persons named below by notice given in accordance with this Section:

                  If to the Trustee:             Regions Bank
                                                 106 St. Francis Street
                                                 Mobile, Alabama  36602
                                                 Attention:  Corporate Trust Department

                  If to the Guarantor:       (a) if by overnight delivery service, at

                                                 EnergySouth, Inc.
                                                 2828 Dauphin Street
                                                 Mobile, Alabama 36606
                                                 Attention:  Chief Financial Officer or

                                             (b) if by mail, at

                                                 EnergySouth, Inc.
                                                 P.O. Box 2607
                                                 Mobile, Alabama 36652
                                                 Attention:  Chief Financial Officer

                  If to any Noteholder:          To its address for notices appearing in
                                                 Schedule A to the Note Agreements

SECTION 9. AMENDMENTS AND MODIFICATIONS; SOLICITATION OF NOTEHOLDERS.

         (a) This Guaranty may only be amended, waived and/or modified by an instrument in writing signed by the Guarantor and by the Noteholder or Noteholders of at least 51% in aggregate principal amount of the Notes then outstanding and acknowledged by the Trustee; provided, that without the written consent of the Noteholders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective (i) which will change the time of payment (including required prepayments) of the principal of or interest on any Note or reduce the principal amount thereof or any premium payable thereunder or the rate of interest thereon, (ii) which will change the percentage of holders of the Notes required to consent to any such amendment or waiver of any of the provisions of this SECTION 9, or (iii) which will reduce the scope of the guaranty or the obligations of the Guarantor set forth in this Guaranty or amend the requirements of SECTIONS 1 or 2 hereof. No such amendment or modification shall extend to or affect any obligation not expressly amended or modified or impair any right consequent thereon.

         (b) The Guarantor will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Guaranty unless each Noteholder (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Guarantor and shall be afforded the opportunity of considering the same and shall be supplied by the Guarantor with a brief statement regarding the reasons for any such proposed waiver or amendment, a copy of the proposed waiver or amendment and such other information regarding such amendment or waiver as any Noteholder shall reasonably request to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or amendment effected pursuant to the provisions of this SECTION 9 shall be delivered by the Guarantor to each Noteholder of outstanding Notes within five days following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of the outstanding Notes. The Guarantor will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment of any of the terms and provisions of this Guaranty unless such remuneration is concurrently paid, on the same terms, ratably to the Noteholders of all of the Notes then outstanding.

SECTION 10. MISCELLANEOUS.

         (a) No remedy herein conferred upon or reserved to any Noteholder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee to exercise any remedy reserved to it under this Guaranty, it shall not be necessary for the Trustee to physically produce any Notes in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.




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         (b) In case any one or more of the provisions contained in this
Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         (c) This Guaranty shall be binding upon the undersigned Guarantor and its successors and assigns and shall inure to the benefit of the Trustee for each Noteholder and its successors and assigns.

SECTION 11. GOVERNING LAW.

         This Guaranty and all rights arising hereunder shall be construed and determined in accordance with the laws of the State of Alabama and the performance thereof shall be governed and enforced in accordance with such laws.

SECTION 12. WAIVER OF JURY TRIAL.

         THE GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY LAW ITS RIGHT TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING ARISING AS A RESULT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY.



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




         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by an authorized officer on this 19th day of December, 2000.

                                        ENERGYSOUTH, INC.



                                        By:       /s/ JOHN S. DAVIS
                                           ------------------------------------

                                           Name:  John S. Davis
                                                -------------------------------
                                           Title: President
                                                 ------------------------------





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